UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2008

                   INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                          0-26224                 51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER INFORMATION

On June 3, 2008, Integra LifeSciences Holdings Corporation issued a press release announcing that it has scheduled a conference call for 9:00 AM ET on Thursday, June 5, 2008, to discuss its financial results for the first quarter ended March 31, 2008 and to update forward-looking financial guidance.

Access to the live call is available by dialing 913-312-1487 or through a webcast via a link provided on the Investor Relations homepage of Integra's website at www.Integra-LS.com. Access to a replay is available through June 19, 2008 by dialing 719-457-0820 (PIN 7222524) or through the webcast.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.     Description
----------      -----------
99.1            Press Release, dated June 3, 2008, issued by Integra
                LifeSciences Holdings Corporation.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTEGRA LIFESCIENCES HOLDINGS CORPORATION

          Date: June 4, 2008           By: /s/ Stuart M. Essig
                                           -------------------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------
99.1            Press Release, dated June 3, 2008, issued by Integra
                LifeSciences Holdings Corporation.